EXHIBIT 99.1


--------------------------- ------------------------ ---------------------------
Morgan Stanley                                                  January 22, 2003
Securitized Products Group       Morgan Stanley

--------------------------- ------------------------ ---------------------------



                             Computational Materials



                                  $394,229,000
                                  Approximately


                        Morgan Stanley ABS Capital I Inc.
                                 Series 2004-NC2



                       Mortgage Pass-Through Certificates





--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

--------------------------- ------------------------ ---------------------------
Morgan Stanley                                                  January 22, 2003
Securitized Products Group       Morgan Stanley

--------------------------- ------------------------ ---------------------------


                           Approximately $394,229,000
               Morgan Stanley ABS Capital I Inc., Series 2004-NC2

                        Morgan Stanley ABS Capital I Inc.
                                    Depositor

                           Countrywide Home Loans Inc.
                                    Servicer

                             Transaction Highlights
                             ----------------------

-------- ------------ ------------ ----------------- ----------- ------------- ------------------------ ------------- -------------
                                                                   Modified
                                   Expected Ratings  Avg Life      Duration                                Initial
Offered                               (S&P/Fitch/    to Call /     To Call /    Payment Window To Call  Subordination
Classes  Description   Balance(4)      Moody's)      Mty(1)(2)    Mty(1)(2)(3)       / Mty(1)(2)            Level       Benchmark
======== ============ ============ ================= =========== ============= ======================== ============= =============
  A-1    Not Offered   326,448,000                                       *****Not Offered*****
-------- ------------ ------------ ----------------- ----------- ------------- ------------------------ ------------- -------------
  A-2      Floater     272,891,000    AAA/AAA/Aaa    2.79 / 3.06  2.72 / 2.95  03/04 - 02/12 / 03/04 -     18.50%     1 Mo. LIBOR
                                                                                        09/21
-------- ------------ ------------ ----------------- ----------- ------------- ------------------------ ------------- -------------
  M-1      Floater      45,961,000     AA/AA/Aa2     5.33 / 5.88  5.11 / 5.58  05/07 - 02/12 / 05/07 -     12.25%     1 Mo. LIBOR
                                                                                        08/18
-------- ------------ ------------ ----------------- ----------- ------------- ------------------------ ------------- -------------
  M-2      Floater      38,608,000      A/A/A2       5.31 / 5.79  4.98 / 5.37  04/07 - 02/12 / 04/07 -      7.00%     1 Mo. LIBOR
                                                                                        04/17
-------- ------------ ------------ ----------------- ----------- ------------- ------------------------ ------------- -------------
  M-3      Floater       9,192,000     A-/A-/A3      5.30 / 5.70  4.94 / 5.27  03/07 - 02/12 / 03/07 -      5.75%     1 Mo. LIBOR
                                                                                        07/15
-------- ------------ ------------ ----------------- ----------- ------------- ------------------------ ------------- -------------
  B-1      Floater      11,031,000  BBB+/BBB+/Baa1   5.30 / 5.63  4.88 / 5.14  03/07 - 02/12 / 03/07 -      4.25%     1 Mo. LIBOR
                                                                                        11/14
-------- ------------ ------------ ----------------- ----------- ------------- ------------------------ ------------- -------------
  B-2      Floater       9,192,000   BBB/BBB/Baa2    5.30 / 5.50  4.86 / 5.02  03/07 - 02/12 / 03/07 -      3.00%     1 Mo. LIBOR
                                                                                        11/13
-------- ------------ ------------ ----------------- ----------- ------------- ------------------------ ------------- -------------
  B-3      Floater       7,354,000  BBB-/BBB-/Baa3   5.26 / 5.29  4.54 / 4.56  03/07 - 02/12 / 03/07 -      2.00%     1 Mo. LIBOR
                                                                                        09/12
-------- ------------ ------------ ------------------------------------------------------------------------------------------------
  B-4    Not Offered     7,354,000                                      *****Not Offered*****
-------- ------------ ------------ -----------------------------------------------------------------------------------------------

Notes:  (1)   Certificates are priced to the 10% optional clean-up call.
-----   (2)   Based on the pricing prepayment speed. See details below.
        (3)   Assumes pricing at par.
        (4)   Bond sizes subject to a variance of plus or minus 5%.

Issuer:                            Morgan Stanley ABS Capital I Inc. Trust
                                   2004-NC2.

Depositor:                         Morgan Stanley ABS Capital I Inc.

Originator:                        NC Capital Corporation.

Servicer:                          Countrywide Home Loans Inc.

Trustee:                           Deutsche Bank National Trust Company.

Managers:                          Morgan Stanley (lead manager), Utendahl
                                   Capital Partners, L.P. and The Williams
                                   Capital Group, L.P.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

Rating Agencies:                   Standard & Poor's, Fitch Ratings and Moody's
                                   Investors Service.

Offered Certificates:              Classes A-2, M-1, M-2, M-3, B-1, B-2 and B-3
                                   Certificates.

Expected Closing Date:             February 27, 2004 through DTC and Euroclear
                                   or Clearstream. The Certificates will be sold without accrued interest.

Cut-off Date:                      February 1, 2004

Distribution Dates:                The 25th of each month, or if such day is not
                                   a business day, on the next business day, beginning March 25, 2004.

Final Scheduled Distribution
Date:                              The Distribution Date occurring in December
                                   2033.

Due Period:                        For any Distribution Date, the calendar month
                                   preceding the month in which that
                                   Distribution Date occurs.

Prepayment Period:                 For any Distribution Date, the calendar month
                                   preceding the month in which that
                                   Distribution Date occurs.

Interest Accrual Period:           The interest accrual period for the Offered
                                   Certificates with respect to any Distribution
                                   Date will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing
                                   Date) and ending on the day prior to the current Distribution Date (on an actual/360 day count basis).

Mortgage Loans:                    The Trust will consist of two groups of
                                   adjustable and fixed rate sub-prime
                                   residential, first-lien and second-lien
                                   mortgage loans.

Group I Mortgage Loans:            Approximately $400.5 million of Mortgage
                                   Loans with original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

Group II Mortgage Loans:           Approximately $334.8 million of Mortgage
                                   Loans that predominantly have original
                                   principal balances that do not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

Pricing Prepayment Speed:          o    Fixed Rate Mortgage Loans: CPR starting
                                        at approximately 1.5333% CPR in month 1
                                        and increasing to 23% CPR in month 15
                                        (23%/15 CPR increase for each month),
                                        and remaining at 23% CPR thereafter

                                   o    ARM Mortgage Loans: CPR of 25%

Credit Enhancement:                The Offered Certificates are credit enhanced
                                   by:

                                   1)   Net monthly excess cashflow from the
                                        Mortgage Loans,

                                   2)   1.00% overcollateralization (funded
                                        upfront). On and after the Step-down
                                        Date, so long as a Trigger Event is not
                                        in effect, the required
                                        overcollateralization will equal 2.00%
                                        of the aggregate principal balance of
                                        the Mortgage Loans as of the last day of the applicable Due Period, subject to a 0.50% floor, based on the aggregate principal balance of the Mortgage Loans as of the cut-off date, and

                                   3)   Subordination of distributions on the
                                        more subordinate classes of certificates
                                        (if applicable) to the required
                                        distributions on the more senior classes of certificates.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

Senior-Enhancement                 For any Distribution Date, the percentage
Percentage:                        obtained by dividing (x) the aggregate
                                   Certificate Principal Balance of the
                                   subordinate certificates (together with any overcollateralization and taking into account the distributions of the Principal
                                   Distribution Amount for such Distribution
                                   Date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-down Date:                    The later to occur of:

                                   (x)  The earlier of:

                                        (a)  The Distribution Date occurring in
                                             March 2007; and

                                        (b)  The Distribution Date on which the
                                             aggregate balance of the Class A
                                             Certificates is reduced to zero;
                                             and

                                        (y)  The first Distribution Date on
                                             which the Senior Enhancement
                                             Percentage (calculated for this
                                             purpose only after taking into
                                             account payments of principal on
                                             the Mortgage Loans on the last day
                                             of the related Due Period but prior
                                             to principal distributions to the
                                             certificates on the applicable
                                             Distribution Date) is greater than
                                             or equal to approximately 37.00%.

Trigger Event:                     Either a Delinquency Trigger Event or a
                                   Cumulative Loss Trigger Event.

Delinquency Trigger Event:         A Delinquency Trigger Event is in effect on
                                   any Distribution Date if on that Distribution
                                   Date the 60 Day+ Rolling Average equals or exceeds 40% of the prior period's Senior
                                   Enhancement Percentage. The 60 Day+ Rolling
                                   Average will equal the rolling 3 month
                                   average percentage of Mortgage Loans that are 60 or more days delinquent.

Cumulative Loss Trigger            A Cumulative Loss Trigger Event is in effect
Event:                             on any Distribution Date if the aggregate
                                   amount of Realized Losses incurred since the cut-off date through the last day of the related Prepayment Period divided by the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date exceeds the applicable percentages described below with respect to such distribution date:

                                   Months 37- 48           [4.00] for the first
                                                           month, plus an
                                                           additional 1/12th of
                                                           [1.25] for each month
                                                           thereafter (e.g.,
                                                           [4.625] in Month 43)

                                   Months 49- 60           [5.25] for the first
                                                           month, plus an
                                                           additional 1/12th of
                                                           [1.00] for each month
                                                           thereafter (e.g.,
                                                           [5.75] in Month 55)

                                   Months 60- 72           [6.25] for the first
                                                           month, plus an
                                                           additional 1/12th of
                                                           [0.50] for each month
                                                           thereafter (e.g.,
                                                           [6.50] in Month 67)

                                   Months 73- thereafter   [6.75]

Initial Subordination              Class A:         18.50%
Percentage:                        Class M-1:       12.25%
                                   Class M-2:        7.00%
                                   Class M-3:        5.75%
                                   Class B-1:        4.25%
                                   Class B-2:        3.00%
                                   Class B-3:        2.00%
                                   Class B-4:        1.00%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

Optional Clean-up Call:            When the current aggregate principal balance
                                   of the Mortgage Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the cut-off date.
                                   The applicable fixed margin will increase by 2x on the Class A Certificates and by 1.5x on all other Certificates after the first distribution date on which the Optional
                                   Clean-up Call is exercisable.

Step-up Coupons:                   For all Offered Certificates the coupon will
                                   increase after the optional clean-up call date, should the call not be exercised.

Class A-1 Pass-Through Rate:       The Class A-1 Certificates will accrue
                                   interest at a variable rate equal to the least of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap and
                                   (iii) the WAC Cap.

Class A-2 Pass-Through Rate:       The Class A-2 Certificates will accrue
                                   interest at a variable rate equal to the least of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap and
                                   (iii) the WAC Cap.

Class M-1 Pass-Through Rate:       The Class M-1 Certificates will accrue
                                   interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate:       The Class M-2 Certificates will accrue
                                   interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate:       The Class M-3 Certificates will accrue
                                   interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate:       The Class B-1 Certificates will accrue
                                   interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate:       The Class B-2 Certificates will accrue
                                   interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-3 Pass-Through Rate:       The Class B-3 Certificates will accrue
                                   interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-4 Pass-Through Rate:       The Class B-4 Certificates will accrue
                                   interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

WAC Cap: As to any Distribution Date a per annum rate equal to the product of (i) the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

Loan Group I Cap:                  As to any Distribution Date, a per annum rate
                                   equal to the product of (i) weighted average gross rate of the Group I Mortgage Loans in effect on the beginning of the related Due
                                   Period less servicing, trustee and other fee rates, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related
                                   Interest Accrual Period.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

Loan Group II Cap:                 As to any Distribution Date, a per annum rate
                                   equal to the product of (i) weighted average gross rate of the Group II Mortgage Loans in effect on the beginning of the related Due
                                   Period less servicing, trustee and other fee rates, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related
                                   Interest Accrual Period.

Class A-1 Basis Risk Carry         As to any Distribution Date, the supplemental
Forward Amount:                    interest amount for the Class A-1
                                   Certificates will equal the sum of:

                                   (i)    The excess, if any, of interest that
                                          would otherwise be due on such
                                          Certificates at the Class A-1
                                          Pass-Through Rate (without regard to
                                          the Loan Group I Cap or WAC Cap) over
                                          interest due such Certificates at a
                                          rate equal to the lesser of the Loan
                                          Group I Cap or WAC Cap;

                                   (ii) Any Class A-1 Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates; and

                                   (iii)  Interest on the amount in clause (ii)
                                          at the related Class A-1 Pass-Through
                                          Rate (without regard to the Loan Group
                                          I Cap or WAC Cap).

Class A-2 Basis Risk Carry         As to any Distribution Date, the supplemental
Forward Amount:                    interest amount for the Class A-2
                                   Certificates will equal the sum of:

                                   (i)    The excess, if any, of interest that
                                          would otherwise be due on such
                                          Certificates at the Class A-2
                                          Pass-Through Rate (without regard to
                                          the Loan Group II Cap or WAC Cap) over
                                          interest due such Certificates at a
                                          rate equal to the lesser of the Loan
                                          Group II Cap or WAC Cap;

                                   (ii) Any Class A-2 Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates; and

                                   (iii)  Interest on the amount in clause (ii)
                                          at the related Class A-2 Pass-Through
                                          Rate (without regard to the Loan Group
                                          II Cap or WAC Cap).

Class M-1, M-2, M-3,               As to any Distribution Date, the supplemental
B-1, B-2, B-3 and B-4              interest amount for each of the Class M-1,
Basis Risk Carry                   M-2, M-3, B-1, B-2, B-3 and B-4 Certificates
Forward Amounts:                   will equal the sum of:

                                   (i)    The excess, if any, of interest that
                                          would otherwise be due on such
                                          Certificates at such Certificates'
                                          applicable Pass-Through Rate (without
                                          regard to the WAC Cap) over interest
                                          due such Certificates at a rate equal
                                          to the WAC Cap;

                                   (ii)   Any Basis Risk Carry Forward Amount
                                          for such class remaining unpaid for
                                          such Certificate from prior
                                          Distribution Dates; and

                                   (iii)  Interest on the amount in clause (ii)
                                          at the Certificates' applicable
                                          Pass-Through Rate (without regard to
                                          the WAC Cap).


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

Interest Distributions on          On each Distribution Date and after payments
Offered Certificates:              of servicing and trustee fees and other
                                   expenses, interest distributions from the
                                   Interest Remittance Amount will be allocated as follows:

                                   (i) The portion of the Interest Remittance Amount attributable to the Group I Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, to the Class A-1 Certificates and second, to the Class A-2 Certificates;

                                   (ii) The portion of the Interest Remittance Amount attributable to the Group II Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, to the Class A-2 Certificates and second, to the Class A-1 Certificates;

                                   (iii)  To the Class M-1 Certificates, its
                                          Accrued Certificate Interest;

                                   (iv)   To the Class M-2 Certificates, its
                                          Accrued Certificate Interest;

                                   (v)    To the Class M-3 Certificates, its
                                          Accrued Certificate Interest;

                                   (vi)   To the Class B-1 Certificates, its
                                          Accrued Certificate Interest;

                                   (vii)  To the Class B-2 Certificates, its
                                          Accrued Certificate Interest;

                                   (viii) To the Class B-3 Certificates, its
                                          Accrued Certificate Interest, and

                                   (ix)   To the Class B-4 Certificates, its
                                          Accrued Certificate Interest


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

Principal Distributions on         On each Distribution Date (a) prior to the
Offered Certificates:              Stepdown Date or (b) on which a Trigger Event
                                   is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

                                   (i) to the Class A Certificates, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;

                                   (ii)   to the Class M-1 Certificates, until
                                          the Certificate Principal Balance
                                          thereof has been reduced to zero;

                                   (iii)  to the Class M-2 Certificates, until
                                          the Certificate Principal Balance
                                          thereof has been reduced to zero;

                                   (iv)   to the Class M-3 Certificates, until
                                          the Certificate Principal Balance
                                          thereof has been reduced to zero;

                                   (v)    to the Class B-1 Certificates, until
                                          the Certificate Principal Balance
                                          thereof has been reduced to zero;

                                   (vi)   to the Class B-2 Certificates, until
                                          the Certificate Principal Balance
                                          thereof has been reduced to zero; and

                                   (vii)  to the Class B-3 Certificates, until
                                          the Certificate Principal Balance
                                          thereof has been reduced to zero, and

                                   (viii) to the Class B-4 Certificates, until
                                          the Certificate Principal Balance
                                          thereof has been reduced to zero.

                                   On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

                                   (i)    to the Class A Certificates, the
                                          lesser of the Principal Distribution
                                          Amount and the Class A Principal
                                          Distribution Amount, allocated between
                                          the Class A Certificates as described
                                          below, until the Certificate Principal
                                          Balances thereof have been reduced to
                                          zero;

                                   (ii)   to the Class M-1 Certificates, the
                                          lesser of the remaining Principal
                                          Distribution Amount and the Class M-1
                                          Principal Distribution Amount, until
                                          the Certificate Principal Balance
                                          thereof has been reduced to zero;

                                   (iii)  to the Class M-2 Certificates, the
                                          lesser of the remaining Principal
                                          Distribution Amount and the Class M-2
                                          Principal Distribution Amount, until
                                          the Certificate Principal Balance
                                          thereof has been reduced to zero;

                                   (iv)   to the Class M-3 Certificates, the
                                          lesser of the remaining Principal
                                          Distribution Amount and the Class M-3
                                          Principal Distribution Amount, until
                                          the Certificate Principal Balance
                                          thereof has been reduced to zero;

                                   (v)    to the Class B-1 Certificates, the
                                          lesser of the remaining Principal
                                          Distribution Amount and the Class B-1
                                          Principal Distribution Amount, until
                                          the Certificate Principal Balance
                                          thereof has been reduced to zero;

                                   (vi)   to the Class B-2 Certificates, the
                                          lesser of the remaining Principal
                                          Distribution Amount and the Class B-2
                                          Principal Distribution Amount, until
                                          the Certificate Principal Balance
                                          thereof has been reduced to zero; and

                                   (vii)  to the Class B-3 Certificates, the
                                          lesser of the remaining Principal
                                          Distribution Amount and the Class B-3
                                          Principal Distribution Amount, until
                                          the Certificate Principal Balance
                                          thereof has been reduced to zero; and

                                   (viii) to the Class B-4 Certificates, the
                                          lesser of the remaining Principal
                                          Distribution Amount and the Class B-4
                                          Principal Distribution Amount, until
                                          the Certificate Principal Balance
                                          thereof has been reduced to zero.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

Class A Principal Allocation:      All principal distributions to the Class A
                                   Certificates on any Distribution Date will be allocated between the Class A-1 Certificates and the Class A-2 Certificates on a pro rata basis based on the Class A Principal
                                   Allocation Percentage for each such class on such Distribution Date; provided, however, that if the Certificate Principal Balance of either class of Class A Certificates is reduced to zero, then the remaining amount of principal distributions distributable to the class of Class A Certificates on such Distribution Date and all subsequent
                                   Distribution Dates, will be distributed to the remaining outstanding Class A
                                   Certificates until the Certificate Principal
                                   Balance thereof has been reduced to zero.

Class A-2 Interest Rate Cap:       Beginning on the first Distribution Date, and
                                   for a period of 35 months thereafter, an Interest Rate Cap will be entered into by the Trust for the benefit of the Class A-2
                                   Certificates.

                                   For its duration, the Class A-2 Interest Rate Cap pays the Trust the product of (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling) over the cap strike (on an Actual/360 day count basis) and (ii) the Class A-2 Interest Rate Cap Notional Balance ("the Class A-2 Interest Rate Cap Payment") as described on the schedule herein.

Class A-2 Interest Rate Cap        The Class A-2 Interest Rate Cap Payment
Payment Allocation:                shall be available to pay any Basis Risk
                                   Carry Forward Amount due to the Class A-2
                                   Certificates.

Class M Interest Rate Cap:         Beginning on the first Distribution Date, and
                                   for a period of 38 months thereafter, an Interest Rate Cap will be entered into by the Trust for the benefit of the Class M
                                   Certificates.

                                   For its duration, the Class M Interest Rate
                                   Cap pays the Trust the product of (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling) over the cap strike (on an Actual/360 day count basis) and (ii) the Class M Interest Rate Cap Notional Balance ("the Class M Interest Rate Cap Payment") as described on the schedule herein.

Class M Interest Rate Cap          The Class M Interest Rate Cap Payment shall
Payment Allocation:                be available to pay any Basis Risk Carry
                                   Forward Amount due to the Class M-1, Class
                                   M-2 and Class M-3 Certificates on a pro rata basis.

Class B Interest Rate Cap:         Beginning on the first Distribution Date, and
                                   for a period of 38 months thereafter, an Interest Rate Cap will be entered into by the Trust for the benefit of the Class B
                                   Certificates.

                                   For its duration, the Class B Interest Rate
                                   Cap pays the Trust the product of (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling) over the cap strike (on an Actual/360 day count basis) and (ii) the Class B Interest Rate Cap Notional Balance ("the Class B Interest Rate Cap Payment") as described on the schedule herein.

Class B Interest Rate Cap          The Class B Interest Rate Cap Payment shall
Payment Allocation:                be available to pay any Basis Risk Carry
                                   Forward Amount due to the Class B-1, Class
                                   B-2, Class B-3 and Class B-4 Certificates on a pro rata basis.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

Allocation of Net Monthly          For any Distribution Date, any Net Monthly
Excess Cashflow:                   Excess Cashflow shall be paid as follows:

                                   (i)    to the Class M-1 Certificates, the
                                          unpaid interest shortfall amount;

                                   (ii)   to the Class M-1 Certificates, the
                                          allocated unreimbursed realized loss
                                          amount;

                                   (iii)  to the Class M-2 Certificates, the
                                          unpaid interest shortfall amount;

                                   (iv)   to the Class M-2 Certificates, the
                                          allocated unreimbursed realized loss
                                          amount;

                                   (v)    to the Class M-3 Certificates, the
                                          unpaid interest shortfall amount;

                                   (vi)   to the Class M-3 Certificates, the
                                          allocated unreimbursed realized loss
                                          amount;

                                   (vii)  to the Class B-1 Certificates, the
                                          unpaid interest shortfall amount;

                                   (viii) to the Class B-1 Certificates, the
                                          allocated unreimbursed realized loss
                                          amount;

                                   (ix)   to the Class B-2 Certificates, the
                                          unpaid interest shortfall amount;

                                   (x)    to the Class B-2 Certificates, the
                                          allocated unreimbursed realized loss
                                          amount;

                                   (xi)   to the Class B-3 Certificates, the
                                          unpaid interest shortfall amount;

                                   (xii)  to the Class B-3 Certificates, the
                                          allocated unreimbursed realized loss
                                          amount;

                                   (xiii) to the Class B-4 Certificates, the
                                          unpaid interest shortfall amount;

                                   (xiv)  to the Class B-4 Certificates, the
                                          allocated unreimbursed realized loss
                                          amount;

                                   (xv) concurrently, any Class A-1 Basis Risk Carry Forward Amount to the Class A-1 Certificates, and any Class A-2 Basis Risk Carry Forward Amount to the Class A-2 Certificates; and

                                   (xvi)  sequentially, to Classes M-1, M-2,
                                          M-3, B-1, B-2, B-3 and B-4
                                          Certificates, in such order, any Basis
                                          Risk Carry Forward Amount for such
                                          classes.

Interest Remittance Amount:        For any Distribution Date, the portion of
                                   available funds for such Distribution Date attributable to interest received or advanced on the Mortgage Loans.

Accrued Certificate Interest:      For any Distribution Date and each class of
                                   Offered Certificates, equals the amount of interest accrued during the related interest accrual period at the related Pass-through
                                   Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the Servicemembers Civil
                                   Relief Act or similar state law allocated to such class.

Principal Distribution             On any Distribution Date, the sum of (i) the
Amount:                            Basic Principal Distribution Amount and (ii)
                                   the Extra Principal Distribution Amount.

Basic Principal Distribution       On any Distribution Date, the excess of
Amount:                            (i) the aggregate principal remittance amount
                                   over (ii) the Excess Subordinated Amount, if any.

Net Monthly Excess Cashflow:       For any Distribution Date is the amount of
                                   funds available for distribution on such Distribution Date remaining after making all distributions of interest and principal on the certificates.

Extra Principal Distribution       For any Distribution Date, the lesser of
Amount:                            (i) the excess of (x) interest collected or
                                   advanced with respect to the Mortgage Loans with due dates in the related Due Period
                                   (less servicing and trustee fees and
                                   expenses), over (y) the sum of interest
                                   payable on the Certificates on such
                                   Distribution Date and (ii) the
                                   overcollateralization deficiency amount for such Distribution Date.

Excess Subordinated Amount:        For any Distribution Date, means the excess,
                                   if any of (i) the overcollateralization and
                                   (ii) the required overcollateralization for such Distribution Date.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

Class A Principal Allocation       For any Distribution Date, the percentage
Percentage:                        equivalent of a fraction, determined as
                                   follows: (i) in the case of the Class A-1
                                   Certificates the numerator of which is (x) the portion of the principal remittance amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the principal remittance amount for such Distribution Date and (ii) in the case of the Class A-2
                                   Certificates, the numerator of which is (x) the portion of the principal remittance amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the principal remittance amount for such Distribution Date.

Class A Principal                  For any Distribution Date, an amount equal to
Distribution Amount:               the excess of (x) the aggregate Certificate
                                   Principal Balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 63.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                                   (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $3,676,928.

Class M-1 Principal                For any Distribution Date, an amount equal to
Distribution Amount:               the excess of (x) the sum of (i) the
                                   aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                                   Distribution Amount on such Distribution
                                   Date) and (ii) the Certificate Principal
                                   Balance of the Class M-1 Certificates
                                   immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 75.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                                   (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $3,676,928.

Class M-2 Principal                For any Distribution Date, an amount equal to
Distribution Amount:               the excess of (x) the sum of (i) the
                                   aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                                   Distribution Amount on such Distribution
                                   Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1
                                   Principal Distribution Amount on such
                                   Distribution Date) and (iii) the Certificate
                                   Principal Balance of the Class M-2
                                   Certificates immediately prior to such
                                   Distribution Date over (y) the lesser of (A) the product of (i) approximately 86.00% and
                                   (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $3,676,928.

Class M-3 Principal                For any Distribution Date, an amount equal to
Distribution Amount:               the excess of (x) the sum of (i) the
                                   aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                                   Distribution Amount on such Distribution
                                   Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1
                                   Principal Distribution Amount on such
                                   Distribution Date), (iii) the Certificate
                                   Principal Balance of the Class M-2
                                   Certificates (after taking into account the payment of the Class M-2 Principal
                                   Distribution Amount on such Distribution
                                   Date) and (iv) the Certificate Principal
                                   Balance of the Class M-3 Certificates
                                   immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 88.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                                   (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $3,676,928.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

Class B-1 Principal                For any Distribution Date, an amount equal to
Distribution Amount:               the excess of (x) the sum of (i) the
                                   aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                                   Distribution Amount on such Distribution
                                   Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1
                                   Principal Distribution Amount on such
                                   Distribution Date), (iii) the Certificate
                                   Principal Balance of the Class M-2
                                   Certificates (after taking into account the payment of the Class M-2 Principal
                                   Distribution Amount on such Distribution
                                   Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3
                                   Principal Distribution Amount on such
                                   Distribution Date) and (v) the Certificate
                                   Principal Balance of the Class B-1
                                   Certificates immediately prior to such
                                   Distribution Date over (y) the lesser of (A) the product of (i) approximately 91.50% and
                                   (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $3,676,928.

Class B-2 Principal                For any Distribution Date, an amount equal to
Distribution Amount:               the excess of (x) the sum of (i) the
                                   aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                                   Distribution Amount on such Distribution
                                   Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1
                                   Principal Distribution Amount on such
                                   Distribution Date), (iii) the Certificate
                                   Principal Balance of the Class M-2
                                   Certificates (after taking into account the payment of the Class M-2 Principal
                                   Distribution Amount on such Distribution
                                   Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3
                                   Principal Distribution Amount on such
                                   Distribution Date), (v) the Certificate
                                   Principal Balance of the Class B-1
                                   Certificates (after taking into account the payment of the Class B-1 Principal
                                   Distribution Amount on such Distribution
                                   Date) and (vi) the Certificate Principal
                                   Balance of the Class B-2 Certificates
                                   immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 94.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                                   (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $3,676,928.

Class B-3 Principal                For any Distribution Date, an amount equal to
Distribution Amount:               the excess of (x) the sum of (i) the
                                   aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                                   Distribution Amount on such Distribution
                                   Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1
                                   Principal Distribution Amount on such
                                   Distribution Date), (iii) the Certificate
                                   Principal Balance of the Class M-2
                                   Certificates (after taking into account the payment of the Class M-2 Principal
                                   Distribution Amount on such Distribution
                                   Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3
                                   Principal Distribution Amount on such
                                   Distribution Date), (v) the Certificate
                                   Principal Balance of the Class B-1
                                   Certificates (after taking into account the payment of the Class B-1 Principal
                                   Distribution Amount on such Distribution
                                   Date), (vi) the Certificate Principal Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2
                                   Principal Distribution Amount on such
                                   Distribution Date) and (vii) the Certificate
                                   Principal Balance of the Class B-3
                                   Certificates immediately prior to such
                                   Distribution Date over (y) the lesser of (A) the product of (i) approximately 96.00% and
                                   (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $3,676,928.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

Class B-4 Principal                For any Distribution Date, an amount equal to
Distribution Amount:               the excess of (x) the sum of (i) the
                                   aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                                   Distribution Amount on such Distribution
                                   Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1
                                   Principal Distribution Amount on such
                                   Distribution Date), (iii) the Certificate
                                   Principal Balance of the Class M-2
                                   Certificates (after taking into account the payment of the Class M-2 Principal
                                   Distribution Amount on such Distribution
                                   Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3
                                   Principal Distribution Amount on such
                                   Distribution Date), (v) the Certificate
                                   Principal Balance of the Class B-1
                                   Certificates (after taking into account the payment of the Class B-1 Principal
                                   Distribution Amount on such Distribution
                                   Date), (vi) the Certificate Principal Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2
                                   Principal Distribution Amount on such
                                   Distribution Date), (vii) the Certificate
                                   Principal Balance of the Class B-3
                                   Certificates (after taking into account the payment of the Class B-3 Principal
                                   Distribution Amount on such Distribution
                                   Date) and (viii) the Certificate Principal
                                   Balance of the Class B-4 Certificates
                                   immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 98.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                                   (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $3,676,928.

Trust Tax Status:                  REMIC.

ERISA Eligibility:                 Subject to the considerations in the
                                   Prospectus, all Offered Certificates are
                                   ERISA eligible.

SMMEA Eligibility:                 It is anticipated that all of the Offered
                                   Certificates will be SMMEA eligible.

Prospectus:                        The Class A-2, Class M-1, Class M-2, Class
                                   M-3, Class B-1, Class B-2 and Class B-3
                                   Certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus").
                                   Complete information with respect to the Offered Certificates and the collateral securing them is contained in the Prospectus.
                                   The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered
                                   Certificates may not be consummated unless the purchaser has received the Prospectus.

                                   PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS
                                   FOR A DESCRIPTION OF INFORMATION THAT SHOULD
                                   BE CONSIDERED IN CONNECTION WITH AN
                                   INVESTMENT IN THE OFFERED CERTIFICATES.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

Weighted Average Life Sensitivity
To CALL

----------------------------------------------------------------------------------------------------------------------------------
       PPC (%)                        50            60           75            100           125           150           175
----------------------------------------------------------------------------------------------------------------------------------
   A-2 WAL (yrs)                     5.39          4.59         3.73          2.79          2.15          1.67          1.29
       First Payment Date          3/25/2004    3/25/2004     3/25/2004     3/25/2004     3/25/2004     3/25/2004     3/25/2004
       Expected Final Maturity     5/25/2019    3/25/2017    10/25/2014     2/25/2012     5/25/2010     3/25/2009     5/25/2008
       Window                       1 - 183      1 - 157       1 - 128       1 - 96        1 - 75        1 - 61        1 - 51
----------------------------------------------------------------------------------------------------------------------------------
   M-1 WAL                           10.20         8.68         7.03          5.33          4.55          4.40          4.24
       First Payment Date          2/25/2009    5/25/2008     7/25/2007     5/25/2007     8/25/2007    11/25/2007     5/25/2008
       Expected Final Maturity     5/25/2019    3/25/2017    10/25/2014     2/25/2012     5/25/2010     3/25/2009     5/25/2008
       Window                      60 - 183      51 - 157     41 - 128       39 - 96       42 - 75       45 - 61       51 - 51
----------------------------------------------------------------------------------------------------------------------------------
   M-2 WAL                           10.20         8.68         7.03          5.31          4.42          4.01          3.95
       First Payment Date          2/25/2009    5/25/2008     7/25/2007     4/25/2007     5/25/2007     7/25/2007     9/25/2007
       Expected Final Maturity     5/25/2019    3/25/2017    10/25/2014     2/25/2012     5/25/2010     3/25/2009     5/25/2008
       Window                      60 - 183      51 - 157     41 - 128       38 - 96       39 - 75       41 - 61       43 - 51
----------------------------------------------------------------------------------------------------------------------------------
   M-3 WAL                           10.20         8.68         7.03          5.30          4.37          3.88          3.67
       First Payment Date          2/25/2009    5/25/2008     7/25/2007     3/25/2007     5/25/2007     6/25/2007     7/25/2007
       Expected Final Maturity     5/25/2019    3/25/2017    10/25/2014     2/25/2012     5/25/2010     3/25/2009     5/25/2008
       Window                      60 - 183      51 - 157     41 - 128       37 - 96       39 - 75       40 - 61       41 - 51
----------------------------------------------------------------------------------------------------------------------------------
   B-1 WAL                           10.20         8.68         7.03          5.30          4.35          3.84          3.59
       First Payment Date          2/25/2009    5/25/2008     7/25/2007     3/25/2007     4/25/2007     5/25/2007     6/25/2007
       Expected Final Maturity     5/25/2019    3/25/2017    10/25/2014     2/25/2012     5/25/2010     3/25/2009     5/25/2008
       Window                      60 - 183      51 - 157     41 - 128       37 - 96       38 - 75       39 - 61       40 - 51
----------------------------------------------------------------------------------------------------------------------------------
   B-2 WAL                           10.20         8.68         7.03          5.30          4.34          3.80          3.53
       First Payment Date          2/25/2009    5/25/2008     7/25/2007     3/25/2007     3/25/2007     4/25/2007     5/25/2007
       Expected Final Maturity     5/25/2019    3/25/2017    10/25/2014     2/25/2012     5/25/2010     3/25/2009     5/25/2008
       Window                      60 - 183      51 - 157     41 - 128       37 - 96       37 - 75       38 - 61       39 - 51
----------------------------------------------------------------------------------------------------------------------------------
   B-3 WAL                           10.13         8.62         6.98          5.26          4.29          3.76          3.45
       First Payment Date          2/25/2009    5/25/2008     7/25/2007     3/25/2007     3/25/2007     3/25/2007     4/25/2007
       Expected Final Maturity     5/25/2019    3/25/2017    10/25/2014     2/25/2012     5/25/2010     3/25/2009     5/25/2008
       Window                      60 - 183      51 - 157     41 - 128       37 - 96       37 - 75       37 - 61       38 - 51
----------------------------------------------------------------------------------------------------------------------------------


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

Weighted Average Life Sensitivity
To MATURITY

-----------------------------------------------------------------------------------------------------------------------------------
       PPC (%)                        50            60             75            100           125           150          175
-----------------------------------------------------------------------------------------------------------------------------------
 A-2   WAL (yrs)                     5.76          4.95           4.05          3.06          2.37          1.85          1.38
       First Payment Date          3/25/2004     3/25/2004     3/25/2004      3/25/2004     3/25/2004     3/25/2004    3/25/2004
       Expected Final Maturity     6/25/2031     9/25/2029     7/25/2026      9/25/2021     2/25/2018     7/25/2015    8/25/2013
       Window                       1 - 328       1 - 307       1 - 269        1 - 211       1 - 168       1 - 137      1 - 114
-----------------------------------------------------------------------------------------------------------------------------------
 M-1   WAL                           11.05         9.49           7.73          5.88          5.00          4.76          5.40
       First Payment Date          2/25/2009     5/25/2008     7/25/2007      5/25/2007     8/25/2007    11/25/2007    5/25/2008
       Expected Final Maturity    10/25/2028     6/25/2026     12/25/2022     8/25/2018     8/25/2015     6/25/2013    11/25/2011
       Window                      60 - 296      51 - 268       41 - 226      39 - 174      42 - 138      45 - 112      51 - 93
-----------------------------------------------------------------------------------------------------------------------------------
 M-2   WAL                           10.97         9.40           7.65          5.79          4.81          4.33          4.21
       First Payment Date          2/25/2009     5/25/2008     7/25/2007      4/25/2007     5/25/2007     7/25/2007    9/25/2007
       Expected Final Maturity     4/25/2027    10/25/2024     5/25/2021      4/25/2017     7/25/2014     8/25/2012    3/25/2011
       Window                      60 - 278      51 - 248       41 - 207      38 - 158      39 - 125      41 - 102      43 - 85
-----------------------------------------------------------------------------------------------------------------------------------
 M-3   WAL                           10.85         9.29           7.55          5.70          4.70          4.14          3.89
       First Payment Date          2/25/2009     5/25/2008     7/25/2007      3/25/2007     5/25/2007     6/25/2007    7/25/2007
       Expected Final Maturity    10/25/2024     4/25/2022     2/25/2019      7/25/2015     2/25/2013     6/25/2011    3/25/2010
       Window                      60 - 248      51 - 218       41 - 180      37 - 137      39 - 108       40 - 88      41 - 73
-----------------------------------------------------------------------------------------------------------------------------------
 B-1   WAL                           10.74         9.18           7.46          5.63          4.61          4.06          3.77
       First Payment Date          2/25/2009     5/25/2008     7/25/2007      3/25/2007     4/25/2007     5/25/2007    6/25/2007
       Expected Final Maturity    11/25/2023     5/25/2021     4/25/2018     11/25/2014     8/25/2012     1/25/2011    11/25/2009
       Window                      60 - 237      51 - 207       41 - 170      37 - 129      38 - 102       39 - 83      40 - 69
-----------------------------------------------------------------------------------------------------------------------------------
 B-2   WAL                           10.54         8.99           7.30          5.50          4.51          3.94          3.63
       First Payment Date          2/25/2009     5/25/2008     7/25/2007      3/25/2007     3/25/2007     4/25/2007    5/25/2007
       Expected Final Maturity     4/25/2022    11/25/2019     1/25/2017     11/25/2013    10/25/2011     5/25/2010    4/25/2009
       Window                      60 - 218      51 - 189       41 - 155      37 - 117       37 - 92       38 - 75      39 - 62
-----------------------------------------------------------------------------------------------------------------------------------
 B-3   WAL                           10.18         8.67           7.02          5.29          4.32          3.79          3.46
       First Payment Date          2/25/2009     5/25/2008     7/25/2007      3/25/2007     3/25/2007     3/25/2007    4/25/2007
       Expected Final Maturity     5/25/2020     2/25/2018     8/25/2015      9/25/2012    11/25/2010     8/25/2009    9/25/2008
       Window                      60 - 195      51 - 168       41 - 138      37 - 103       37 - 81       37 - 66      38 - 55
-----------------------------------------------------------------------------------------------------------------------------------


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

CPR Sensitivity
To CALL

-------------------------------------------------------------------------------
       CPR (%)                           20              25             30
-------------------------------------------------------------------------------
 A-2   WAL (yrs)                        3.27            2.56           2.03
       First Payment Date             3/25/2004       3/25/2004      3/25/2004
       Expected Final Maturity       10/25/2013      10/25/2011      5/25/2010
       Window                          1 - 116         1 - 92         1 - 75
-------------------------------------------------------------------------------
 M-1   WAL                              6.33            5.15           4.57
       First Payment Date             3/25/2007       6/25/2007      8/25/2007
       Expected Final Maturity       10/25/2013      10/25/2011      5/25/2010
       Window                         37 - 116         40 - 92        42 - 75
-------------------------------------------------------------------------------
 M-2   WAL                              6.33            5.10           4.41
       First Payment Date             3/25/2007       4/25/2007      5/25/2007
       Expected Final Maturity       10/25/2013      10/25/2011      5/25/2010
       Window                         37 - 116         38 - 92        39 - 75
-------------------------------------------------------------------------------
 M-3   WAL                              6.33            5.09           4.35
       First Payment Date             3/25/2007       4/25/2007      5/25/2007
       Expected Final Maturity       10/25/2013      10/25/2011      5/25/2010
       Window                         37 - 116         38 - 92        39 - 75
-------------------------------------------------------------------------------
 B-1   WAL                              6.33            5.08           4.33
       First Payment Date             3/25/2007       3/25/2007      4/25/2007
       Expected Final Maturity       10/25/2013      10/25/2011      5/25/2010
       Window                         37 - 116         37 - 92        38 - 75
-------------------------------------------------------------------------------
 B-2   WAL                              6.33            5.07           4.32
       First Payment Date             3/25/2007       3/25/2007      4/25/2007
       Expected Final Maturity       10/25/2013      10/25/2011      5/25/2010
       Window                         37 - 116         37 - 92        38 - 75
-------------------------------------------------------------------------------
 B-3   WAL                              6.28            5.03           4.27
       First Payment Date             3/25/2007       3/25/2007      3/25/2007
       Expected Final Maturity       10/25/2013      10/25/2011      5/25/2010
       Window                         37 - 116         37 - 92        37 - 75
-------------------------------------------------------------------------------



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

CPR Sensitivity
To MATURITY

-------------------------------------------------------------------------------
       CPR (%)                           20              25             30
-------------------------------------------------------------------------------
 A-2   WAL (yrs)                        3.54            2.78           2.22
       First Payment Date             3/25/2004       3/25/2004      3/25/2004
       Expected Final Maturity       10/25/2024       1/25/2021      2/25/2018
       Window                          1 - 248         1 - 203        1 - 168
-------------------------------------------------------------------------------
 M-1   WAL                              6.98            5.68           5.02
       First Payment Date             3/25/2007       6/25/2007      8/25/2007
       Expected Final Maturity        6/25/2021       2/25/2018      8/25/2015
       Window                         37 - 208        40 - 168       42 - 138
-------------------------------------------------------------------------------
 M-2   WAL                              6.90            5.57           4.80
       First Payment Date             3/25/2007       4/25/2007      5/25/2007
       Expected Final Maturity       12/25/2019      11/25/2016      8/25/2014
       Window                         37 - 190        38 - 153       39 - 126
-------------------------------------------------------------------------------
 M-3   WAL                              6.81            5.48           4.68
       First Payment Date             3/25/2007       4/25/2007      5/25/2007
       Expected Final Maturity       11/25/2017       2/25/2015      2/25/2013
       Window                         37 - 165        38 - 132       39 - 108
-------------------------------------------------------------------------------
 B-1   WAL                              6.72            5.40           4.60
       First Payment Date             3/25/2007       3/25/2007      4/25/2007
       Expected Final Maturity        2/25/2017       6/25/2014      8/25/2012
       Window                         37 - 156        37 - 124       38 - 102
-------------------------------------------------------------------------------
 B-2   WAL                              6.57            5.27           4.49
       First Payment Date             3/25/2007       3/25/2007      4/25/2007
       Expected Final Maturity       11/25/2015       7/25/2013     10/25/2011
       Window                         37 - 141        37 - 113        38 - 92
-------------------------------------------------------------------------------
 B-3   WAL                              6.31            5.06           4.29
       First Payment Date             3/25/2007       3/25/2007      3/25/2007
       Expected Final Maturity        7/25/2014       5/25/2012     11/25/2010
       Window                         37 - 125         37 - 99        37 - 81
-------------------------------------------------------------------------------



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

       Period        A-2 Cap (%)     M-1 Cap (%)      M-2 Cap (%)     M-3 Cap (%)     B-1 Cap (%)      B-2 Cap (%)     B-3 Cap (%)
----------------- ---------------- -------------- ---------------- ---------------- --------------- --------------- ---------------
                     Actual/360      Actual/360      Actual/360       Actual/360      Actual/360      Actual/360       Actual/360

           0               -                -               -               -                -               -               -
           1              9.96             9.86            9.86            9.86             9.86            9.86            9.86
           2              9.06             8.96            8.96            8.96             8.96            8.96            8.96
           3              9.37             9.25            9.25            9.25             9.25            9.25            9.25
           4              9.18             9.06            9.06            9.06             9.06            9.06            9.06
           5              9.41             9.28            9.28            9.28             9.28            9.28            9.28
           6              9.18             9.06            9.06            9.06             9.06            9.06            9.06
           7              9.18             9.06            9.06            9.06             9.06            9.06            9.06
           8              9.41             9.28            9.28            9.28             9.28            9.28            9.28
           9              9.19             9.06            9.06            9.06             9.06            9.06            9.06
          10              9.42             9.28            9.28            9.28             9.28            9.28            9.28
          11              9.19             9.05            9.05            9.05             9.05            9.05            9.05
          12              9.20             9.05            9.05            9.05             9.05            9.05            9.05
          13              9.94             9.77            9.77            9.77             9.77            9.77            9.77
          14              9.21             9.05            9.05            9.05             9.05            9.05            9.05
          15              9.44             9.28            9.28            9.28             9.28            9.28            9.28
          16              9.21             9.05            9.05            9.05             9.05            9.05            9.05
          17              9.45             9.28            9.28            9.28             9.28            9.28            9.28
          18              9.22             9.05            9.05            9.05             9.05            9.05            9.05
          19              9.23             9.05            9.05            9.05             9.05            9.05            9.05
          20              9.46             9.28            9.28            9.28             9.28            9.28            9.28
          21              9.24             9.06            9.06            9.06             9.06            9.06            9.06
          22              9.97             9.81            9.81            9.81             9.81            9.81            9.81
          23              9.72             9.56            9.56            9.56             9.56            9.56            9.56
          24              9.73             9.56            9.56            9.56             9.56            9.56            9.56
          25             10.56            10.37           10.37           10.37            10.37           10.37           10.37
          26              9.74             9.56            9.56            9.56             9.56            9.56            9.56
          27             10.01             9.82            9.82            9.82             9.82            9.82            9.82
          28             10.22            10.07           10.07           10.07            10.07           10.07           10.07
          29             10.52            10.35           10.35           10.35            10.35           10.35           10.35
          30             10.24            10.06           10.06           10.06            10.06           10.06           10.06
          31             10.25            10.06           10.06           10.06            10.06           10.06           10.06
          32             10.54            10.34           10.34           10.34            10.34           10.34           10.34
          33             10.27            10.07           10.07           10.07            10.07           10.07           10.07
          34             10.84            10.54           10.54           10.54            10.54           10.54           10.54
          35             10.53            10.23           10.23           10.23            10.23           10.23           10.23
          36             10.54            10.23           10.23           10.23            10.23           10.23           10.23
          37             18.55            11.23           11.23           11.23            11.23           11.23           11.23
          38             10.44            10.23           10.23           10.23            10.22           10.22           10.22

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

       Period        A-2 Cap (%)     M-1 Cap (%)      M-2 Cap (%)     M-3 Cap (%)     B-1 Cap (%)      B-2 Cap (%)     B-3 Cap (%)
----------------- ---------------- -------------- ---------------- ---------------- --------------- --------------- ---------------
                     Actual/360      Actual/360      Actual/360       Actual/360      Actual/360      Actual/360       Actual/360

          39             10.76            10.54           10.54           10.54            10.54           10.54           10.54
          40             11.26            10.24           10.24           10.24            10.24           10.24           10.24
          41             11.61            10.58           10.58           10.58            10.58           10.58           10.58
          42             11.23            10.24           10.24           10.24            10.24           10.24           10.24
          43             11.23            10.24           10.24           10.24            10.24           10.24           10.24
          44             11.61            10.58           10.58           10.58            10.58           10.58           10.58
          45             11.23            10.24           10.24           10.24            10.24           10.24           10.24
          46             12.23            11.23           11.23           11.23            11.23           11.23           11.23
          47             11.84            10.86           10.86           10.86            10.86           10.86           10.86
          48             11.84            10.86           10.86           10.86            10.86           10.86           10.86
          49             12.65            11.61           11.61           11.61            11.61           11.61           11.61
          50             11.84            10.86           10.86           10.86            10.86           10.86           10.86
          51             12.23            11.22           11.22           11.22            11.22           11.22           11.22
          52             11.90            10.92           10.92           10.92            10.92           10.92           10.92
          53             12.29            11.29           11.29           11.29            11.29           11.29           11.29
          54             11.89            10.92           10.92           10.92            10.92           10.92           10.92
          55             11.89            10.92           10.92           10.92            10.92           10.92           10.92
          56             12.29            11.28           11.28           11.28            11.28           11.28           11.28
          57             11.89            10.92           10.92           10.92            10.92           10.92           10.92
          58             12.33            11.32           11.32           11.32            11.32           11.32           11.32
          59             11.88            10.96           10.96           10.96            10.96           10.96           10.96
          60             11.06            10.96           10.96           10.96            10.96           10.96           10.96
          61             12.25            12.13           12.13           12.13            12.13           12.13           12.13
          62             11.07            10.95           10.95           10.95            10.95           10.95           10.95
          63             11.45            11.32           11.32           11.32            11.32           11.32           11.32
          64             11.09            10.95           10.95           10.95            10.95           10.95           10.95
          65             11.46            11.32           11.32           11.32            11.32           11.32           11.32
          66             11.10            10.95           10.95           10.95            10.95           10.95           10.95
          67             11.11            10.95           10.95           10.95            10.95           10.95           10.95
          68             11.49            11.31           11.31           11.31            11.31           11.31           11.31
          69             11.13            10.95           10.95           10.95            10.95           10.95           10.95
          70             11.51            11.31           11.31           11.31            11.31           11.31           11.31
          71             11.15            10.94           10.94           10.94            10.94           10.94           10.94
          72             11.16            10.94           10.94           10.94            10.94           10.94           10.94
          73             12.37            12.11           12.11           12.11            12.11           12.11           12.11
          74             11.18            10.94           10.94           10.94            10.94           10.94           10.94
          75             11.56            11.30           11.30           11.30            11.30           11.30           11.30
          76             11.20            10.94           10.94           10.94            10.94           10.94           10.94

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

       Period        A-2 Cap (%)     M-1 Cap (%)      M-2 Cap (%)     M-3 Cap (%)     B-1 Cap (%)      B-2 Cap (%)     B-3 Cap (%)
----------------- ---------------- -------------- ---------------- ---------------- --------------- --------------- ---------------
                     Actual/360      Actual/360      Actual/360       Actual/360      Actual/360      Actual/360       Actual/360

          77             11.59            11.30           11.30           11.30            11.30           11.30           11.30
          78             11.22            10.94           10.94           10.94            10.94           10.94           10.94
          79             11.24            10.93           10.93           10.93            10.93           10.93           10.93
          80             11.62            11.30           11.30           11.30            11.30           11.30           11.30
          81             11.26            10.93           10.93           10.93            10.93           10.93           10.93
          82             11.65            11.30           11.30           11.30            11.30           11.30           11.30
          83             11.29            10.93           10.93           10.93            10.93           10.93           10.93
          84             11.30            10.93           10.93           10.93            10.93           10.93           10.93
          85             12.53            12.10           12.10           12.10            12.10           12.10           12.10
          86             11.33            10.93           10.93           10.93            10.93           10.93           10.93
          87             11.73            11.29           11.29           11.29            11.29           11.29           11.29
          88             11.36            10.93           10.93           10.93            10.93           10.93           10.93
          89             11.76            11.29           11.29           11.29            11.29           11.29           11.29
          90             11.39            10.92           10.92           10.92            10.92           10.92           10.92
          91             11.41            10.92           10.92           10.92            10.92           10.92           10.92
          92             11.81            11.29           11.29           11.29            11.29           11.29           11.29
          93             11.45            10.92           10.92           10.92            10.92           10.92           10.92
          94             11.85            11.28           11.28           11.28            11.28           11.28           11.28
          95             11.48            10.92           10.92           10.92            10.92           10.92           10.92
          96             11.50            10.92           10.92           10.92            10.92           10.92           10.92
          97             12.32            11.67           11.67           11.67            11.67           11.67           11.67
          98             11.54            10.92           10.92           10.92            10.92           10.92           10.92
          99             11.95            11.28           11.28           11.28            11.28           11.28           11.28
         100             11.59            10.92           10.92           10.92            10.92           10.92           10.92
         101             11.99            11.28           11.28           11.28            11.28           11.28           11.28
         102             11.63            10.92           10.92           10.92            10.92           10.92           10.92
         103             11.65            10.91           10.91           10.91            10.91           10.91           10.91
         104             12.07            11.28           11.28           11.28            11.28           11.28           11.28
         105             11.70            10.91           10.91           10.91            10.91           10.91           10.91
         106             12.12            11.28           11.28           11.28            11.28           11.28             -
         107             11.75            10.91           10.91           10.91            10.91           10.91             -
         108             11.78            10.91           10.91           10.91            10.91           10.91             -
         109             13.07            12.08           12.08           12.08            12.08           12.08             -
         110             11.83            10.91           10.91           10.91            10.91           10.91             -
         111             12.26            11.27           11.27           11.27            11.27           11.27             -
         112             11.89            10.91           10.91           10.91            10.91           10.91             -
         113             12.32            11.27           11.27           11.27            11.27           11.27             -
         114             11.95            10.91           10.91           10.91            10.91           10.91             -

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

       Period        A-2 Cap (%)     M-1 Cap (%)      M-2 Cap (%)     M-3 Cap (%)     B-1 Cap (%)      B-2 Cap (%)     B-3 Cap (%)
----------------- ---------------- -------------- ---------------- ---------------- --------------- --------------- ---------------
                     Actual/360      Actual/360      Actual/360       Actual/360      Actual/360      Actual/360       Actual/360

         115             11.99            10.91           10.91           10.91            10.91           10.91             -
         116             12.42            11.27           11.27           11.27            11.27           11.27             -
         117             12.05            10.91           10.91           10.91            10.91           10.91             -
         118             12.49            11.27           11.27           11.27            11.27           11.27             -
         119             12.12            10.91           10.91           10.91            10.91           10.91             -
         120             12.16            10.91           10.91           10.91            10.91             -               -
         121             13.50            12.08           12.08           12.08            12.08             -               -
         122             12.23            10.91           10.91           10.91            10.91             -               -
         123             12.68            11.27           11.27           11.27            11.27             -               -
         124             12.31            10.91           10.91           10.91            10.91             -               -
         125             12.77            11.27           11.27           11.27            11.27             -               -
         126             12.40            10.91           10.91           10.91            10.91             -               -
         127             12.44            10.91           10.91           10.91            10.91             -               -
         128             12.90            11.27           11.27           11.27            11.27             -               -
         129             12.53            10.91           10.91           10.91            10.91             -               -
         130             13.00            11.27           11.27           11.27            11.27             -               -
         131             12.63            10.91           10.91           10.91            10.91             -               -
         132             12.68            10.91           10.91           10.91              -               -               -
         133             14.09            12.07           12.07           12.07              -               -               -
         134             12.78            10.91           10.91           10.91              -               -               -
         135             13.26            11.27           11.27           11.27              -               -               -
         136             12.89            10.91           10.91           10.91              -               -               -
         137             13.38            11.27           11.27           11.27              -               -               -
         138             13.00            10.91           10.91           10.91              -               -               -
         139             13.06            10.91           10.91           10.91              -               -               -
         140             13.56            11.27           11.27             -                -               -               -
         141             13.19            10.91           10.91             -                -               -               -
         142             13.69            11.27           11.27             -                -               -               -
         143             13.32            10.91           10.91             -                -               -               -
         144             13.38            10.91           10.91             -                -               -               -
         145             14.38            11.66           11.66             -                -               -               -
         146             13.52            10.91           10.91             -                -               -               -
         147             14.05            11.27           11.27             -                -               -               -
         148             13.67            10.91           10.91             -                -               -               -
         149             14.21            11.27           11.27             -                -               -               -
         150             13.83            10.91           10.91             -                -               -               -
         151             13.91            10.91           10.91             -                -               -               -
         152             14.46            11.27           11.27             -                -               -               -

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

       Period        A-2 Cap (%)     M-1 Cap (%)      M-2 Cap (%)     M-3 Cap (%)     B-1 Cap (%)      B-2 Cap (%)     B-3 Cap (%)
----------------- ---------------- -------------- ---------------- ---------------- --------------- --------------- ---------------
                     Actual/360      Actual/360      Actual/360       Actual/360      Actual/360      Actual/360       Actual/360

         153             14.08            10.91           10.91             -                -               -               -
         154             14.64            11.28           11.28             -                -               -               -
         155             14.26            10.91           10.91             -                -               -               -
         156             14.36            10.91           10.91             -                -               -               -
         157             16.00            12.08           12.08             -                -               -               -
         158             14.55            10.91           10.91             -                -               -               -
         159             15.14            11.28           11.28             -                -               -               -
         160             14.75            10.92           10.92             -                -               -               -
         161             15.36            11.28           11.28             -                -               -               -
         162             14.97            10.92             -               -                -               -               -
         163             15.08            10.92             -               -                -               -               -
         164             15.71            11.28             -               -                -               -               -
         165             15.32            10.92             -               -                -               -               -
         166             15.95            11.29             -               -                -               -               -
         167             15.57            10.92             -               -                -               -               -
         168             15.69            10.92             -               -                -               -               -
         169             17.52            12.10             -               -                -               -               -
         170             15.96            10.93             -               -                -               -               -
         171             16.64            11.29             -               -                -               -               -
         172             16.25            10.93             -               -                -               -               -
         173             16.94            11.29             -               -                -               -               -
         174             16.54            10.93             -               -                -               -               -
         175             16.70            10.93             -               -                -               -               -
         176             17.42            11.30             -               -                -               -               -
         177             17.02            10.94             -               -                -               -               -
         178             17.79              -               -               -                -               -               -
         179             17.48              -               -               -                -               -               -
         180             17.77              -               -               -                -               -               -
         181             20.02              -               -               -                -               -               -
         182             18.40              -               -               -                -               -               -
         183             19.37              -               -               -                -               -               -
         184             19.12              -               -               -                -               -               -
         185             20.16              -               -               -                -               -               -
         186             19.93              -               -               -                -               -               -
         187             20.39              -               -               -                -               -               -
         188             21.57              -               -               -                -               -               -
         189             21.40              -               -               -                -               -               -
         190             22.70              -               -               -                -               -               -

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

       Period        A-2 Cap (%)     M-1 Cap (%)      M-2 Cap (%)     M-3 Cap (%)     B-1 Cap (%)      B-2 Cap (%)     B-3 Cap (%)
----------------- ---------------- -------------- ---------------- ---------------- --------------- --------------- ---------------
                     Actual/360      Actual/360      Actual/360       Actual/360      Actual/360      Actual/360       Actual/360

         191             22.58              -               -               -                -               -               -
         192             23.24              -               -               -                -               -               -
         193             25.62              -               -               -                -               -               -
         194             24.77              -               -               -                -               -               -
         195             26.49              -               -               -                -               -               -
         196             26.60              -               -               -                -               -               -
         197             28.59              -               -               -                -               -               -
         198             28.86              -               -               -                -               -               -
         199             30.19              -               -               -                -               -               -
         200             32.75              -               -               -                -               -               -
         201             33.40              -               -               -                -               -               -
         202             36.53              -               -               -                -               -               -
         203             37.61              -               -               -                -               -               -
         204             40.26              -               -               -                -               -               -
         205             48.03              -               -               -                -               -               -
         206             47.12              -               -               -                -               -               -
         207             53.42              -               -               -                -               -               -
         208             57.44              -               -               -                -               -               -
         209             67.01              -               -               -                -               -               -
         210             74.77              -               -               -                -               -               -
         211             88.72              -               -               -                -               -               -
         212             113.45             -               -               -                -               -               -
         213             145.30             -               -               -                -               -               -
         214             224.97             -               -               -                -               -               -
         215             540.50             -               -               -                -               -               -
         216               -                -               -               -                -               -               -

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

Interest Rate Cap Schedules

                     Class A-2 Cap                            Class M Cap                               Class B Cap
           -----------------------------------    -------------------------------------     ------------------------------------
 Period     Balance ($)    Strike %  Ceiling %     Balance ($)      Strike %  Ceiling %      Balance ($)    Strike %   Ceiling %
    1      272,891,000.00    6.25       8.60       93,761,000.00      5.80      8.15        34,931,000.00     4.15       6.50
    2      266,993,244.66    6.25       8.60       93,761,000.00      5.80      8.15        34,931,000.00     4.15       6.50
    3      261,051,686.10    6.25       8.60       93,761,000.00      5.80      8.15        34,931,000.00     4.15       6.50
    4      255,064,763.99    6.25       8.60       93,761,000.00      5.80      8.15        34,931,000.00     4.15       6.50
    5      249,031,365.16    6.25       8.60       93,761,000.00      5.80      8.15        34,931,000.00     4.15       6.50
    6      242,951,113.75    6.25       8.60       93,761,000.00      5.80      8.15        34,931,000.00     4.15       6.50
    7      236,824,371.41    6.25       8.60       93,761,000.00      5.80      8.15        34,931,000.00     4.15       6.50
    8      230,652,233.37    6.25       8.60       93,761,000.00      5.80      8.15        34,931,000.00     4.15       6.50
    9      224,436,520.12    6.25       8.60       93,761,000.00      5.80      8.15        34,931,000.00     4.15       6.50
   10      218,179,764.80    6.25       8.60       93,761,000.00      5.80      8.15        34,931,000.00     4.15       6.50
   11      211,885,195.93    6.25       8.60       93,761,000.00      5.80      8.15        34,931,000.00     4.15       6.50
   12      205,556,715.78    6.25       8.60       93,761,000.00      5.80      8.15        34,931,000.00     4.15       6.50
   13      199,202,139.04    6.25       8.60       93,761,000.00      5.80      8.15        34,931,000.00     4.15       6.50
   14      192,996,965.67    6.25       8.60       93,761,000.00      5.80      8.15        34,931,000.00     4.15       6.50
   15      186,937,705.26    6.25       8.60       93,761,000.00      5.80      8.15        34,931,000.00     4.15       6.50
   16      181,020,948.66    6.25       8.60       93,761,000.00      5.80      8.15        34,931,000.00     4.15       6.50
   17      175,243,366.04    6.25       8.60       93,761,000.00      5.80      8.15        34,931,000.00     4.15       6.50
   18      169,601,705.10    6.25       8.60       93,761,000.00      5.80      8.15        34,931,000.00     4.15       6.50
   19      164,092,789.24    6.25       8.60       93,761,000.00      5.80      8.15        34,931,000.00     4.15       6.50
   20      158,713,515.79    6.25       8.60       93,761,000.00      5.80      8.15        34,931,000.00     4.15       6.50
   21      153,460,854.33    6.25       8.60       93,761,000.00      5.80      8.15        34,931,000.00     4.15       6.50
   22      148,331,856.31    7.50       9.50       93,761,000.00      6.65      8.65        34,931,000.00     5.00       7.00
   23      143,323,993.37    7.50       9.50       93,761,000.00      6.65      8.65        34,931,000.00     5.00       7.00
   24      138,434,050.10    7.50       9.50       93,761,000.00      6.65      8.65        34,931,000.00     5.00       7.00
   25      133,659,269.23    7.50       9.50       93,761,000.00      6.65      8.65        34,931,000.00     5.00       7.00
   26      128,996,957.65    7.50       9.50       93,761,000.00      6.65      8.65        34,931,000.00     5.00       7.00
   27      124,444,484.97    7.50       9.50       93,761,000.00      6.65      8.65        34,931,000.00     5.00       7.00
   28      119,999,282.09    8.25       9.90       93,761,000.00      7.50      9.15        34,931,000.00     5.85       7.50
   29      115,658,839.68    8.25       9.90       93,761,000.00      7.50      9.15        34,931,000.00     5.85       7.50
   30      111,420,706.91    8.25       9.90       93,761,000.00      7.50      9.15        34,931,000.00     5.85       7.50
   31      107,282,490.00    8.25       9.90       93,761,000.00      7.50      9.15        34,931,000.00     5.85       7.50
   32      103,241,850.94    8.25       9.90       93,761,000.00      7.50      9.15        34,931,000.00     5.85       7.50
   33      99,296,506.17     8.25       9.90       93,761,000.00      7.50      9.15        34,931,000.00     5.85       7.50
   34      95,444,225.35     9.25      10.25       93,761,000.00      8.45      9.35        34,931,000.00     6.80       7.70
   35      91,682,845.64     9.25      10.25       93,761,000.00      8.45      9.35        34,931,000.00     6.80       7.70
   36      88,010,223.10     9.25      10.25       93,761,000.00      8.45      9.35        34,931,000.00     6.80       7.70
   37           -             -          -         93,761,000.00      8.45      9.35        34,931,000.00     6.80       7.70
   38           -             -          -         92,756,068.71      8.45      9.35        29,451,059.89     6.80       7.70
   39           -             -          -         86,156,521.41      8.45      9.35        28,742,629.70     6.80       7.70
   40           -             -          -               -             -         -                -             -         -
   41           -             -          -               -             -         -                -             -         -
   42           -             -          -               -             -         -                -             -         -
   43           -             -          -               -             -         -                -             -         -
   44           -             -          -               -             -         -                -             -         -
   45           -             -          -               -             -         -                -             -         -


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
                                     Page 24